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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 11, 2005

                              --------------------


                        COMMUNITY SHORES BANK CORPORATION
             (Exact name of registrant as specified in its charter)


           MICHIGAN                   000-51166               38-3423227
(State or other jurisdiction      (Commission File           (IRS Employer
      of incorporation)                Number)           Identification Number)


1030 W. NORTON AVENUE, MUSKEGON, MICHIGAN                       49441
 (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code           231-780-1800



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))





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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Executive Compensation

         On May 11, 2005, the Compensation Committee of Community Shores Bank ("the Bank"), a subsidiary of Community Shores Bank Corporation ("the Company") approved increases to the annual base salaries of Ralph R. Berggren and Tracey
A. Welsh. The increases will be retroactively effective as of March 11, 2005. The amounts of the annual base salaries for each officer are set forth below.

Name and Title                                                Annual Base Salary
--------------                                                ------------------
Ralph R. Berggren, Senior Vice President of the
Bank and the Company and Chief Lending Officer
of the Bank                                                           $130,000

Tracey A. Welsh, Senior Vice President,
Chief Financial Officer and Treasurer of the Company
and Senior Vice President and Chief Financial Officer
of the Bank                                                           $115,000








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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            COMMUNITY SHORES BANK CORPORATION


                                            By:      /S/ TRACEY A. WELSH
                                               ---------------------------------
                                                     Tracey A. Welsh
                                                     Senior Vice President,
                                                     Chief Financial Officer
                                                     and Treasurer

Date:  May 17, 2005










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